SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 5, 2003


                             Boston Acoustics, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Massachusetts                    33-9875              04-2662473
(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)               File Number)       Identification No.)

300 Jubilee Drive, Peabody, Massachusetts                     01960
 (Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code:   (978) 538-5000


Item 5. Other Events: On August 5, 2003, the Registrant issued a press release announcing financial results for the first quarter of the 2004 fiscal year which ended on June 28, 2003. A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.  99.1  -  Press Release Dated August 5, 2003 entitled "Boston
                      Acoustics Announces First Quarter Results"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Boston Acoustics, Inc.

Date: August 12, 2003                   By: /s/ Debra A. Ricker-Rosato
                                            ------------------------------
                                            Debra A. Ricker-Rosato
                                            Vice President - Finance



                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibits
-----------                -----------------------
99.1                       Press Release Dated August 5, 2003 entitled "Boston
                           Acoustics Announces First Quarter Results"